 Exhibit 23.2

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Amendment No. 1 to Form S-4 File No. 333-234650 of our report dated November 12, 2019, with respect to our audit of the financial statements of 180 Life Sciences Corp. (formerly known as CannBioRx Life Sciences Corp.) (represents Katexco Pharmaceuticals Corp., the accounting acquirer) as of December 31, 2018 and for the period from March 7, 2018 (inception) through December 31, 2018, which report includes an explanatory paragraph as to the ability of 180 Life Sciences Corp. (formerly known as CannBioRx Life Sciences Corp.) (represents Katexco Pharmaceuticals Corp., the accounting acquirer) to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such proxy statement/prospectus.

/s/ Marcum LLP

Marcum LLP

New York, NY

February 7, 2020

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Amendment No. 1 to Form S-4 File No. 333-234650 of our report dated November 12, 2019, with respect to our audit of the financial statements of CannBioRex Pharmaceuticals Corp. as of December 31, 2018 and for the period from March 8, 2018 (inception) through December 31, 2018, which report includes an explanatory paragraph as to the ability of CannBioRex Pharmaceuticals Corp. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such proxy statement/prospectus.

/s/ Marcum LLP

Marcum LLP

New York, NY

February 7, 2020

 Independent Registered Public Accounting Firm’s Consent

 We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Amendment No. 1 to Form S-4 File No. 333-234650 of our report dated November 12, 2019, with respect to our audits of the financial statements of 180 Therapeutics L.P. as of as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, which report includes an explanatory paragraph as to the ability of 180 Therapeutics L.P. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such proxy statement/prospectus.

/s/ Marcum LLP

Marcum LLP

New York, NY

February 7, 2020